                                                                   EXHIBIT 10.41

                                     LEASE


                                    between

                  NORTH SAN FERNANDO VALLEY PROPERTIES, INC.,

                           a California corporation

                                  as Landlord

                                      and

                              SPORT CHALET, INC.,

                            a Delaware corporation,

                                   as Tenant

                            Los Angeles, California


                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.    Premises................................................................1
      --------

2.    Improvements............................................................2
      ------------

3.    Term of this Lease......................................................4
      ------------------

4.    Uses....................................................................5
      ----

5.    Rent....................................................................6
      ----

6.    Taxes and Assessments...................................................7
      ---------------------

7.    Utilities...............................................................8
      ---------

8.    Tenant's Alterations, Additions or Improvements.........................8
      -----------------------------------------------

9.    Common Areas............................................................9
      ------------

10.   Common Area Expenses....................................................10
      --------------------

11.   Maintenance.............................................................11
      -----------

12.   Insurance...............................................................13
      ---------

13.   Indemnity...............................................................14
      ---------

14.   Damage and Destruction..................................................15
      ----------------------

15.   Condemnation............................................................16
      ------------

16.   Assignment and Subletting...............................................16
      -------------------------

17.   Subordination and Attornment............................................17
      ----------------------------

18.   Tenant Defaults.........................................................17
      ---------------

19.   Landlord Defaults.......................................................19
      -----------------

20.   Tenant's Property; Surrender; Holding Over..............................19
      ------------------------------------------

21.   Limitation of Liability.................................................20
      -----------------------

22.   Quiet Enjoyment.........................................................20
      ---------------

23.   Estoppel Statements.....................................................20
      -------------------

24.   Force Majeure...........................................................20
      -------------

25.   Signs...................................................................20
      -----

26.   Real Estate Brokers.....................................................20
      -------------------

27.   Memorandum of Lease.....................................................20
      -------------------

28.   Notices.................................................................21
      -------

29.   Attorneys' Fees.........................................................21
      ---------------

30.   Waiver..................................................................21
      ------

31.   Lease Binding Upon Successors...........................................21
      -----------------------------

32.   Topical Headings........................................................21
      ----------------

33.   Language................................................................21
      --------

34.   Invalidity..............................................................21
      ----------

35.   Time of the Essence.....................................................21
      -------------------

36.   Governing Law...........................................................21
      -------------



37.   Approvals...............................................................21
      ---------

38.   Counterparts............................................................21
      ------------

39.   Reference...............................................................21
      ---------

40.   Entire Agreement........................................................22
      ----------------

Exhibit A - Site Plan
Exhibit B - Memorandum of Lease
Exhibit C - Construction of Premises

                                     LEASE

     THIS LEASE (this "Lease") dated as of May 7, 1999, is entered into by and
                       -----
between NORTH SAN FERNANDO VALLEY PROPERTIES, INC., a California corporation ("Landlord") and SPORT CHALET, INC., a Delaware corporation ("Tenant").
----------                                                    ------

                            BASIC LEASE PROVISIONS

Shopping Center:       Porter Ranch Town Center, Los Angeles, California

Lease Term:            An initial term of Fifteen (15) Lease Years (the "Initial
                                                                         -------
                       Term"), plus five (5) separate "Option Terms") (as
                       ----                            ------------
                       hereinafter defined) of five (5) Lease Years each.

Minimum Rent:          Initial Term                 $50,166.67 per month
                       First Option Term            $55,183.33 per month
                       Second Option Term           $60,701.67 per month
                       Third Option Term            $66,771.83 per month
                       Second Option Term           $73,449.01 per month
                       Third Option Term            $80,793.92 per month
                       Fourth Option Term           $88,873.31 per month
                       Fifth Option Term            $97,760.64 per month
Percentage
Rental Rate:           Four percent (4%)

Initial Uses:          Display and retail sale and lease of sporting equipment
                       and apparel as are from time to time sold and leased in similar sized retail stores operated by Tenant in Southern California under the trade name "Sport Chalet".

Approximate Floor
Area of the Premises:  43,000 square feet

Address of Landlord:   North San Fernando Valley Properties, Inc.
                       920 Foothill Boulevard
                       La Canada Flintridge, CA 91011
                       Attn:  Mr. Norbert Olberz

Address of Tenant:     Sport Chalet, Inc.
                       920 Foothill Blvd.
                       La Canada Flintridge, CA 91011

Tenant's Trade Name:   Sport Chalet

Exhibits:

A    Site Plan
B    Memorandum of Lease
C    Construction of the Premises

     This summary of Basic Lease Provisions is intended to supplement and/or summarize the provisions set forth in the balance of this Lease. If there is any conflict between any provisions contained in this summary of Basic Lease Provisions and the balance of this Lease, the balance of this Lease shall control.

1.  Premises.
    --------

          (a) Landlord leases to Tenant and Tenant leases from Landlord certain premises (the "Premises") being a building (the "Building") to be constructed by
               --------                          --------
Landlord approximately within that certain area shown as cross-hatched on Exhibit A attached hereto and incorporated herein by this reference, which
---------
Building shall contain approximately forty-three thousand (43,000) square feet of "Floor Area" (as hereinafter defined), together with certain improvements
    ----------
(the "Improvements") to be constructed therein by Landlord, for the "Term" (as
      ------------                                                   ----
hereinafter defined), at the rental, and upon the terms, conditions and provisions set forth in this Agreement. The Premises shall be a part of a larger "Shopping Center" located in the City of Los Angeles, County of Los
        ---------------
Angeles, State of California, the current plan for construction of which is approximately as shown on the Exhibit A attached hereto and incorporated herein
                              ---------
by this reference, provided that the parties hereby acknowledge that Landlord owns only the parcel of the Shopping Center upon which the Premises is located (the "Landlord's Parcel") and the remainder
                                         -----------------
of the Shopping Center is owned by third parties, and, accordingly, the future development and/or operation of the Shopping Center is not within the control of Landlord, except for such matters as may require the consent or approval of Landlord as owner of the Landlord's Parcel under that certain Declaration of Covenants, Conditions and Restrictions and Reservation of Easements encumbering the Shopping Center, recorded on July 1, 1998 as Instrument No. 98-1119300 in the Official Records of Los Angeles County, California (the "CC&R's"). Landlord
                                                             ------
agrees not to consent to or approve of any matter requiring the consent or approval of Landlord as owner of the Landlord's Parcel under the CC&R's which would materially and adversely affect the operation of Tenant's business from the Premises or the Shopping Center without the prior written consent or approval of Tenant. The parties hereby agree and acknowledge that as of the date of this Lease, Landlord does not yet own Landlord's Parcel but has entered into an agreement for the purchase of Landlord's Parcel; provided that it shall be a condition to the occurrence of the Commencement Date that Landlord shall have acquired title to the Landlord's Parcel. Landlord shall deliver notice to Tenant promptly following the closing of Landlord's acquisition of title to Landlord's Parcel. As used herein, the term "Floor Area" shall mean all areas available, or
                                  ----------
held for the exclusive use and occupancy of occupants or future occupants of the Landlord's Parcel (including, without limitation, mezzanines used for the sale of goods and services, provided that mezzanines used for storage or general offices shall not be included in Floor Area), measured from the interior surface of exterior walls (and from extensions thereof in the case of openings) and from the center of interior demising partitions.

          (b) The Floor Area of the Premises shall be the estimated Floor Area stated in Section 1(a) above, unless and until adjusted pursuant hereto. If
          ------------
either party determines that the actual Floor Area of the Premises varies from that set forth in Section 1(a), such party (the "Recalculating Party") shall
                  ------------                   -------------------
give notice to the other party of the Recalculating Party's determination of the actual Floor Area of the Premises, together with reasonably detailed supporting documentation for the making of such determination. In the event the party receiving such determination of actual Floor Area in the Premises shall in good faith dispute such determination, such party shall have the right, within thirty
(30) days of receipt of such determination, to deliver written notice (the "Floor Area Dispute Notice") to the Recalculating Party, stating in reasonable
--------------------------
detail the nature of such dispute, and in the event of such dispute, Landlord and Tenant shall meet within fifteen (15) days following the receipt by the Recalculating Party of the Floor Area Dispute Notice to in good faith endeavor to reach agreement upon the amount of the actual Floor Area of the Premises. In the event Landlord and Tenant are unable, despite the exercise of reasonable good faith efforts, to so reach agreement upon the actual amount of Floor Area within the Premises within thirty (30) days following the receipt by the Recalculating Party of the Floor Area Dispute Notice, either party shall have the right to institute a reference proceeding pursuant to Section 39 below, to
                                                          ----------
resolve such dispute. In the event the actual amount of Floor Area within the Premises is agreed upon by the parties to be other than the amount set forth in
Section 1(a) above, by mutual agreement of the parties, a failure of the non-
------------
Recalculating Party to dispute a determination of Floor Area in accordance herewith by delivery of the Floor Area Dispute Notice within the thirty (30) day period provided above, or by determination pursuant to reference proceeding, then such agreed upon amount of Floor Area shall be the Floor Area of the Premises for all purposes of this Lease Minimum Rent under this Lease, shall be appropriately retroactively and prospectively adjusted, and any appropriate adjustment payment from one party to the other based upon such Floor Area (together with interest on the amount of such payment, at the "Interest Rate"
                                                               -------------
(as hereinafter defined), from the time such payment would have been due until the time such payment is made) shall be made within thirty (30) days of such agreement upon such Floor Area. As used herein, the term "Interest Rate" means
                                                           -------------
a per annum rate of interest equal to the lesser of (1) two percent (2%) over the then "prime rate" most recently published in the Wall Street Journal (or in
                                                     -------------------
the event the Wall Street Journal ceases to publish a "prime rate", the "prime
              -------------------
rate" of a comparable source reasonably agreed upon by the parties), or (2) the maximum rate permitted by applicable law.

2.  Improvements.
    ------------

          (a) Landlord shall, at Landlord's sole cost and expense, perform certain work in connection with the construction of the Premises in accordance with Exhibit C attached hereto and incorporated herein by this reference
     ---------
("Landlord's Work").  Tenant shall, at Tenant's sole cost and expense, install
-----------------
all improvements, furniture, trade fixtures, equipment,
personal property and inventory in the Premises, except to the extent included in Landlord's Work (collectively, "Tenant's Work") in accordance with Exhibit C
                                   -------------                      ---------
attached hereto.

          (b) Landlord hereby represents and warrants, to Landlord's actual knowledge, that as of the "Substantial Completion Date" (as defined in Exhibit
                           ---------------------------                 -------
C), neither the Premises nor any other part of the Landlord's Parcel shall contain any "Hazardous Substances" (as hereinafter defined) in such quantity as
             --------------------
would constitute a violation of applicable federal, state or local governmental laws, statutes, rules, regulations, ordinances, codes, orders or other requirements (collectively, any "Laws") or would adversely affect Tenant's use
                                 ----
or occupancy of, or operation of business from, the Premises. Landlord agrees and represents and warrants that it shall not incorporate or permit or suffer to be incorporated, knowingly or unknowingly, any material containing any Hazardous Substances into the Premises. Landlord shall prevent any action by any Person other than Tenant and/or any of Tenant's employees, agents and/or invitees that will cause the Premises to be in violation of, or will subject the Premises to, any remedial obligations under federal, state or local Laws relating to Hazardous Substances. In the event Hazardous Substances are, or become, located in, upon, under or about the Premises and/or any other portion of the Landlord's Parcel in such quantity as would constitute a violation of applicable Laws or would adversely affect Tenant's use or occupancy of, or operation of business from, the Premises, other than as a result of the acts or omissions of Tenant and/or any of Tenant's employees and/or agents, Landlord shall promptly remediate such contamination, at no cost to Tenant (and without inclusion thereof as a "Common Area Expense" (as hereinafter defined)), upon discovery of
              -------------------
such contamination. Landlord agrees to immediately notify Tenant in reasonable detail of any existing, pending or threatened regulatory action, third party claims, and/or contamination of the Landlord's Parcel, relating to the presence of Hazardous Substances within the Landlord's Parcel resulting from other than the acts or omissions of Tenant and/or any of Tenant's employees and/or agents. Landlord shall indemnify, defend and hold harmless Tenant from and against any and all damages, claims, expenses, costs and liabilities (including, without limitation, reasonable attorneys' fees and expenses) arising out of or in connection with the presence of Hazardous Substances in, upon, under or about the Premises and/or any other portion of the Landlord's Parcel at any time during the Term of this Lease, other than as a result of the acts or omissions of Tenant and/or any of Tenant's employees and/or agents. As used in this Lease, the term "Hazardous Substance" means any asbestos, petroleum product or
                 -------------------
by-product or hazardous or toxic substance, material or waste which is or becomes regulated by any local government authority, the State of California or the United States.

          (c) Tenant agrees and represents and warrants that it shall not incorporate or permit or suffer to be incorporated, knowingly or unknowingly, any material containing any Hazardous Substances into the Premises provided that nothing contained herein shall be deemed to prohibit Tenant's use within the Premises of items customarily used in the operation of a store for the permitted use under this Lease but constituting Hazardous Substances as defined herein (including, by way of example and without limitation, customary cleaning fluids and/or lead diving weights). Tenant shall prevent any action by Tenant and/or any of Tenant's employees and/or agents that will cause the Premises to be in violation of, or will subject the Premises to, any remedial obligations under federal, state or local Laws relating to Hazardous Substances. In the event Hazardous Substances are, or become, located in, upon, under or about the Premises and/or any other portion of the Landlord's Parcel in such quantity as would constitute a violation of applicable Laws or would adversely affect the use or occupancy of, or operation of business from, the Landlord's Parcel Center, as a result of the acts or omissions of Tenant and/or any of Tenant's employees and/or agents, Tenant shall promptly remediate such contamination, at no cost to Landlord, upon discovery of such contamination. Tenant agrees to immediately notify Landlord in reasonable detail of any existing, pending or threatened regulatory action, third party claims, and/or contamination of the Landlord's Parcel, relating to the presence of Hazardous Substances within the Landlord's Parcel resulting from the acts or omissions of Tenant and/or any of Tenant's employees and/or agents. Tenant shall indemnify, defend and hold harmless Landlord from and against any and all damages, claims, expenses, costs and liabilities (including, without limitation, reasonable attorneys' fees and expenses) arising out of or in connection with the presence of Hazardous Substances in, upon, under or about the Premises and/or any other portion of the Landlord's Parcel at any time during the Term of this Lease, as a result of the acts or omissions of Tenant and/or any of Tenant's employees and/or agents.

          (d) During the pendency of any work of construction which may result in the imposition of a mechanic's or materialman's lien upon the Premises, Landlord may post in the Premises in a reasonable manner, file and/or record notices of non-responsibility in accordance with applicable Laws. The provisions of this Section 2(d) shall apply to work in the Premises by or on
                   ------------
behalf of Tenant during the Term including Tenant's Work.

          (e) Neither Tenant nor Landlord shall permit any mechanic's, materialman's or other lien against the Premises or the Landlord's Parcel in connection with any labor, materials or services furnished or claimed to have been furnished by or on behalf of such party. If any such lien shall be filed against the Premises or the Landlord's Parcel, the party charged with causing the lien shall cause the same to be discharged, provided, however, that either party may contest any such lien, so long as the enforcement thereof is stayed. Each party shall indemnify, defend and hold harmless the other from and against any and all costs, losses, liabilities, claims, demands and expenses (including, without limitation, reasonable attorneys' fees and expenses) arising as a result of any mechanic's, materialman's or other lien filed against the Premises or the Landlord's Parcel in connection with any labor, materials or services furnished or claimed to have been furnished on behalf of the indemnifying party.

3.  Term of this Lease.
    ------------------

          (a) The "Term" of this Lease shall be the period commencing upon the
                   ----
"Commencement Date" (as hereinafter defined) and, unless sooner terminated or
------------------
extended as herein provided, expiring on the January 31 first following the expiration of fifteen (15) Full Lease Years following the Commencement Date. "Full Lease Year" means each successive twelve (12) month period occurring
----------------
during the Term commencing with the first day of the month in which the Commencement Date occurs, or, if the Commencement Date is not the first day of a month, commencing with the first day of the month following the month during which the Commencement Date occurs. "Partial Lease Year" means (a) the period
                                      ------------------
between the Commencement Date, if that date is not the first day of a month, and the day before the beginning of the first Full Lease Year, and (b) if the Term ends on other than the last day of a Full Lease Year, the period beginning on the first day following the end of the final Full Lease Year of the Term and ending on the last day of the Term. "Lease Year" means either a Full Lease Year
                                      ----------
or Partial Lease Year, as the case may be. As used herein, the term "Commencement Date" shall mean the date of the earlier to occur of (i) the date
------------------
Tenant opens to the public for business from the Premises, or (ii) sixty (60) days after the Substantial Completion Date. If the Commencement Date does not occur within three (3) years after the date hereof, this Lease shall automatically terminate and be of no further force or effect, unless otherwise approved by both parties, in the event of which termination neither party shall have any further liability or obligation hereunder.

          (b) Tenant and its authorized agents, contractors, subcontractors and employees shall have the right, without an obligation to pay rent, additional rent or other charge, to enter the Premises for the purpose of performance of Tenant's Work prior to the Commencement Date and no such entry by Tenant shall be deemed an acceptance of the Premises; provided, however, that any such early entry shall not unreasonably interfere with Landlord's performance of its construction obligations with respect to the Premises pursuant to this Lease. Tenant may use such utilities as are available during the course of such entry for fixturization purposes prior to the Commencement Date. During the course of any entry by Tenant for fixturization purposes prior to the Commencement Date, all terms and conditions of this Lease (but not Tenant's obligation to make payments in respect of rent or additional rent) shall apply, with specific reference to indemnity and insurance.

          (c) Landlord hereby grants Tenant five (5) separate options (the "Options") to extend the Term of this Lease for five (5) separate consecutive
--------
terms (the "Option Terms") of five (5) years each, following expiration of the
            ------------
then existing Term, upon all the terms and conditions contained in this Lease, except for the payment of Minimum Rent which shall be in accordance with the provisions of Section 5(a) below. Tenant shall give written notice of the
              ------------
exercise of each Option to Landlord at least six (6) months prior to the expiration of the then applicable Term. Should Tenant neglect to exercise any Option by the dates specified above, Tenant's right to exercise shall not expire until thirty (30) days after notice from Landlord of Tenant's failure to exercise such Option. References in this Lease to the "Term" shall mean the
                                                        ----
initial Term of this Lease, as the same
may be extended by any Option Terms, as applicable. Tenant shall have no other right to extend the Term beyond the expiration of the fifth (5th) Option Term.

4.  Uses.
    ----

          (a) Tenant shall open for business from the Premises for one (1) day for the Initial Uses set forth in the Basic Lease Provisions under the trade name of "Sport Chalet". Landlord hereby represents and warrants to Tenant that, as of the Substantial Completion Date, the operation for business from the Premises for the retail sale and/or lease of sporting equipment (including, without limitation, ski equipment), sporting goods, sports apparel and active wear (including, without limitation, ski apparel), athletic footwear and provision of incidental services will not violate any agreements respecting exclusive use rights or restrictions on use within the Landlord's Parcel or any portion thereof, and Landlord shall indemnify, defend and hold harmless Tenant from and against any and all costs, losses, demands, claims, liabilities and expenses (including, without limitation, reasonable attorneys' fees and expenses) arising as a result of any breach of such representation and warranty.

          (b) Following such initial opening for business from the Premises, Tenant shall have the right to change the trade name under which it operates from the Premises and the use of the Premises to an alternate lawful retail use, subject to applicable restrictions of record (including, without limitation, the CC&R's).

          (c) Following such initial opening, Tenant will be open for business from the Premises during such days and hours as it deems reasonable and practicable in its sole business judgment for the operation of its business. In entering into this Lease, Landlord is not relying upon Tenant's operation of its business from the Premises after Tenant's initial opening for business. Nothing in this Lease shall be construed to require a business to be continuously operated in the Premises or to require the Premises to be continuously occupied following Tenant's initial opening for business. In the event that the Premises shall, at any time after Tenant's initial opening for business, be closed for business for a period of ninety (90) consecutive days or more, other than as a result of a remodeling, casualty, condemnation or other Force Majeure Event, or due to Tenant's impending subletting of the Premises or assignment of its interest in this Lease, as permitted under this Lease, then at any time thereafter so long as the Premises shall be closed for business, Landlord may, at its election, terminate this Lease by giving Tenant written notice thereof, whereupon this Lease shall terminate on the sixtieth (60th) day after Tenant's receipt of such notice in the same manner as if such date were the date originally set forth herein for the expiration of this Lease; except, however, that if Tenant shall reopen the Premises for business on or before the sixtieth
(60th) day after Tenant's receipt of such termination notice from Landlord, then Landlord's election to terminate shall be null and void and this Lease shall continue in full force and effect.

          (d)  Intentionally omitted.

          (e) Provided Tenant obtains Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, Tenant shall have the exclusive right to use the roof of the Premises, such use being for Tenant's separate HVAC rooftop system, if any, any antennae or other communications equipment or other roof-top mounted equipment as Tenant may deem desirable for the operation of its business; provided, however, that no roof penetrations shall be made without obtaining Landlord's consent, which consent shall not be unreasonably withheld, conditioned or delayed, and Tenant shall, at its own expense, promptly repair any damage or wear to the roof resulting from such use or caused by penetrations made during installation of Tenant's equipment or by vibration of such equipment.

          (f) Tenant shall not keep anything within the Premises for any purpose which invalidates any insurance policy carried on the Premises or on any other improvements located on adjacent properties. All property kept, stored or maintained within the Premises by Tenant shall be at Tenant's sole risk. Tenant shall procure at its sole expense any permits and licenses required for the transaction of its business in the Premises and otherwise comply with all applicable Laws.

          (g) Subject in all events to compliance with applicable Laws and matters of record (including, without limitation, the CC&R's), which approval shall not be unreasonably withheld, conditioned or delayed, Tenant may use the sidewalk immediately adjacent to Tenant's storefront (the "Outdoor
                                                                       -------
Sales Area"), to display merchandise being sold from the Premises ("Tenant's
----------                                                          --------
Outdoor Sales"), subject to the following limitations: (i) all structures
-------------
erected in connection with Tenant Outdoor Sales on the Outdoor Sales Area shall be first-class, professionally prepared and promptly removed upon completion;
(ii) no Tenant's Outdoor Sales shall materially adversely affect pedestrian and vehicular traffic within or ingress and egress to and from the Shopping Center;
(iii) Tenant's liability policy carried pursuant to Section 12(b) shall provide
                                                    ------------
primary coverage for occurrences within the Outdoor Sales Area during any Tenant's Outdoor Sales; and (iv) Tenant shall maintain the Outdoor Sales Area during any Tenant's Outdoor Sales in first-class, neat, clean, and otherwise in an attractive condition, free of litter and debris resulting from the Tenant's Outdoor Sales.

5.  Rent.
    ----

          (a) Tenant shall pay Landlord "Minimum Rent" during the Term in the
                                         ------------
monthly amounts specified in the Basic Lease Provisions. Minimum Rent for any partial month occurring during the Term shall be prorated based upon the number of days within such month occurring during the Term. Minimum Rent shall be paid in monthly installments, in advance, on the first day of each calendar month, without demand, offset or abatement, except as specifically otherwise provided in this Lease.

          (b)  (i)   Tenant shall pay as "Percentage Rent" for each fiscal year
                                          ---------------
of Tenant during the Term (which fiscal year is presently April 1 to March 31, and is herein referred to as the "Fiscal Year"), (1) four percent (4%) of "Gross
                                  -----------                              -----
Sales" (as hereinafter defined) made from the Premises during such Fiscal Year
-----
less (2) Minimum Rent for such Fiscal Year.

               (ii)  As used herein, "Gross Sales" means the total gross
                                      -----------
receipts of all merchandise sold or leased including the charges for all services performed by Tenant or by any subtenant, licensee or concessionaire, wholesale or retail, cash, credit, or otherwise, including, without limitation, the value of all consideration other than money received therefor (except for trade-ins which are intended for resale by Tenant from the Premises): (1) where the orders originate, in, at, from or arising out of the use of the Premises, whether delivery or performance is made from the Premises or from some other place and regardless of the place of bookkeeping for, payment of, or collection of any account; (2) made by means of mechanical or other vending devices; and
(3) which Tenant, or any subtenant, licensee or concessionaire, in the customary course of its business, would attribute to its operations at the Premises. Excluded from Gross Sales are: (I) any exchange or transfer of merchandise between stores or warehouses of Tenant made solely for the convenient operation of Tenant's or any subtenant's, licensee's or concessionaire's business and not to consummate a sale made in or from the Premises; (II) returns to shippers or manufacturers; (III) cash or credit refunds to customers on transactions otherwise included in Gross Sales; (IV) sales of fixtures and equipment, which are not stock for sale or trade; (V) sales, luxury or excise taxes, gross receipt taxes, and other taxes now or hereafter imposed upon the sale or value of merchandise or services, whether added separately to the selling price of the merchandise or services and collected from customers or included in the retail selling price; (VI) the sums and credits received in settlement of claims for loss or damage to merchandise; (VII) receipts from public telephones, vending machines, ticket sales (including, without limitation, tickets to sporting or other entertainment events and/or ski lift and/or travel package tickets), and fees for fishing, hunting or other sporting licenses; (VIII) interest, carrying charges, or other finance charges in respect of sales made on credit; (IX) sales to employees at a discount, not exceeding three percent (3%) of total Gross Sales in any Fiscal Year; (X) accounts receivable, not to exceed three percent (3%) of Gross Sales in any Fiscal Year, which have been determined to be uncollectible for federal income tax purposes during such Fiscal Year, provided, however, that if any such amounts are actually collected in a later Fiscal Year, such amount so collected shall be included in the Gross Sales for such later Fiscal Year; (XI) sublease rents or other consideration received in connection with an assignment, sublease, license, concession or other grant of a right of occupancy with respect to any portion of the Premises; (XII) sales of merchandise ordered by catalogue regardless of place of order or delivery; and
(XIII) charges paid to all credit card companies.

               (iii) Tenant shall furnish Landlord within sixty (60) days after the end of each Fiscal Year during the Term, a statement, certified by Tenant, setting forth the Gross Sales made during such Fiscal Year including a calculation of any Percentage Rent owing for such Fiscal Year together with a payment of the amount of any Percentage Rent owing for such Fiscal Year.

          (iv) Tenant and any subtenant, licensee or concessionaire upon the Premises shall use such devices for controlling sales as are reasonably necessary to accurately record all sales. During the Term, Tenant shall keep at the Premises or at its home or regional office, complete, accurate books of account and records with respect to the business conducted in or from the Premises, including the recording of Gross Sales and the receipt and delivery of all merchandise in and from the Premises during the Term, and shall retain such books and records and reasonable supporting documentation for at least two (2) years from the end of the period to which they are applicable. Landlord's acceptance of Percentage Rent shall be without prejudice to Landlord's examination and audit rights. Landlord may at any reasonable time during normal business hours, upon ten (10) days' prior notice to Tenant, cause a complete audit to be made of such books, records and other materials which Tenant is required to retain (including, without limitation, the books and records of any subtenant, licensee or concessionaire) for all or any part of the two (2) years immediately preceding the giving of such notice. Landlord may require Tenant to produce such information about such books and records as is necessary for a proper examination and audit thereof and to make such books and records available to Landlord for examination and audit; provided, however, that nothing contained in this Lease shall be deemed to provide Landlord with the right to review any of Tenant's records with respect to any other store locations other than as may be necessary for determination of Gross Sales from the Premises.
Any such audit shall be conducted in a manner so as to minimize interference with Tenant's business operations. If such audit discloses any underpayment by Tenant of Percentage Rent, Tenant shall pay to Landlord the amount of such underpayment within fifteen (15) days following Tenant's receipt of such audit. If such audit discloses that Tenant's annual statement of Gross Sales understates Gross Sales made during the applicable Fiscal Year by three percent (3%) or more, Tenant shall pay Landlord as Additional Rent within fifteen (15) days after demand, Landlord's reasonable cost in conducting such audit (as evidenced by invoices or other reasonable supporting documents delivered to Tenant). Landlord shall not conduct such an audit of Tenant's records more than once in any given Fiscal Year (unless necessitated as a result of any dispute respecting the accuracy of the initial audit with respect to such Fiscal Year). Failure of Landlord to conduct such an audit within two (2) years following provision to Landlord of the applicable annual Gross Sales statement shall constitute waiver by Landlord of any right to audit Gross Sales specified within such annual Gross Sales statement. Any information obtained by Landlord as a result of any such audit shall be held in strict confidence by Landlord, except that such information may be disclosed by Landlord to a proposed lender or purchaser with respect to a prospective sale or financing of the Shopping Center or when Landlord is required to comply with lawful orders of a court or governmental agency.

          (c) All monetary obligations of Tenant to Landlord under this Lease other than Minimum Rent and Percentage Rent are collectively referred to herein as "Additional Rent". References in this Lease to "Rent" shall mean,
    ---------------                                 ----
collectively, Minimum Rent, Percentage Rent and Additional Rent.

6.  Taxes and Assessments.
    ---------------------

          (a) Landlord shall pay, on or before the due date, all taxes and assessments levied against the Landlord's Parcel (including, without limitation, the land underlying the Landlord's Parcel) during the Term.

          (b) Tenant shall pay to Landlord "Tenant's Share" (as hereinafter
                                            --------------
defined) of the real estate taxes and general assessments (collectively, "Taxes") levied upon and assessed against the Landlord's Parcel, for each tax
 -----
year of the Term. Such taxes shall be payable by the later to occur of (i) thirty (30) days following Tenant's receipt from Landlord of the applicable Tax bill together with a calculation of the amount of such Tax owing by Tenant in accordance with this Section 6, and (ii) fourteen (14) days prior to
                     ---------
delinquency. Tenant's schedule of payments (annual or semi-annual) shall be concurrent with and proportionate to Landlord's schedule of payments to the taxing authority. Landlord shall furnish Tenant with proof of payment of Taxes within thirty (30) days after the delinquency date thereof. In the event of assessments which may be paid in installments by reason of bonding or otherwise, Landlord may elect to make payment under the installment plan. In any event, Tenant's payment obligations under this Section shall be as if Landlord made payment over the longest period of time permitted by the assessment and Tenant shall bear no liability as to installments due following the expiration of the Term or earlier termination of this Lease.

          (c) For purposes of this Section 6, "Tenant's Share" is defined as one
                                   ---------   --------------
hundred percent (100%).

          (d) Should the first or final tax year occurring during the Term include a period of time prior to or following the Term, as applicable, Tenant shall be responsible to Landlord for a pro rata portion of its tax obligation as described herein, based on the portion of such tax year included in the Term of this Lease. This Section includes Tenant's total responsibility for taxes for the Shopping Center, including, without limitation, the Common Areas thereof.

          (e) There shall be excluded from the tax bill to which Tenant contributes for the purposes of computing Tenant's Share (i) income, excess profits, estate, single business, inheritance, succession, transfer, franchise, capital, rental, gross receipts or any other taxes or assessments upon Landlord or the Rents or other sums payable under thus Lease; (ii) taxes and assessments, general (other than ad valorem taxes) or special, which finance the initial construction or acquisition of the Shopping Center or off-site improvements (including, without limitation, sewer and/or street improvements) or any one or more subsequent renovations, improvements and/or alterations thereof; and (iii) any charge, such as a water meter charge and the sewer rent based thereon, which is measured by the consumption of the actual user of the item or service on which such charge is made.

          (f) Any rebates, refunds, or abatements of Taxes received by Landlord subsequent to payment of the applicable Taxes by Tenant shall be refunded to Tenant on a pro rata basis within ten (10) days of receipt thereof by Landlord. Any such rebate, refund or abatement realized by Landlord prior to payment by Tenant shall result in an immediate reduction in the Taxes upon which Tenant's Share is calculated.

          (g) Tenant shall have such rights to contest the validity or amount of Taxes as are permitted by law, either in its own name or in the name of Landlord, in either case with Landlord's full cooperation. Any resultant refund, rebate or reduction shall be used first to repay the expenses of obtaining such relief. Landlord shall provide Tenant with government notices of assessment (or reassessment) in time sufficient to reasonably permit Tenant, at Tenant's election, to make contest; and if Landlord fails to do so, then there shall be excluded from the Tax bill to which Tenant contributes, any increased Taxes resulting from such assessment (or reassessment). The term "contest" as
                                                                   -------
used in this Section 6(g) means contest, appeal, abatement or other proceeding,
             ------------
prescribed by applicable law to obtain tax reduction or tax refund, howsoever denominated.

          (h) Tenant shall pay prior to delinquency all taxes, assessments, fees and charges imposed on its furniture, trade fixtures, equipment, inventory and other personal property (collectively, "Tenant's Personal Property") in the
                                        --------------------------
Premises. If any such Tenant's Personal Property is assessed jointly with the property of Landlord, such assessment shall be equitably allocated between Landlord and Tenant.

7.  Utilities.
    ---------

        Landlord shall provide to the Premises at all times necessary utilities services including electric, water, gas, telephone and other necessary utility lines, as well as Common Area refuse collection service and sewerage lines capable of adequately providing for Tenant's needs, but in no event of less capacity than as specified in Exhibit C attached hereto. Landlord shall cause
                              ---------
all such utilities separately serving the Premises to be separately metered for the Premises. Tenant shall pay applicable use charges for all such utilities serving the Premises during the Term directly to the applicable utility provider.

8.  Tenant's Alterations, Additions or Improvements.
    -----------------------------------------------

        Tenant may make non-structural alterations and improvements to the interior of the Premises without the prior approval of Landlord. Tenant shall not make any alterations to any structural or exterior portions of the Premises without first obtaining the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, and shall be deemed granted if Tenant is not notified in writing of a reasonable basis for Landlord's withholding of such approval within fifteen (15) days of Tenant's request therefor. Upon the expiration of the Term or sooner termination of this Lease, Tenant may, provided no structural damage to the Premises will be caused thereby, remove its furniture, fixtures and equipment. Tenant's alterations and improvements to the Premises (except Tenant's trade fixtures, equipment and personal property), shall become Landlord's property upon expiration of the Term or earlier termination of this Lease, and Landlord will accept the Premises as altered without any obligation upon Tenant to restore the Premises to its former condition. Tenant shall be responsible for all damage resulting from any construction, alterations or additions in or to the Premises during the Term made by Tenant (collectively, any "Tenant Construction Work"),
                                   ------------------------
whether or not Landlord's consent therefor is necessary or was obtained. All Tenant Construction Work shall be performed in accordance with all necessary governmental approvals and permits, which Tenant shall obtain at its sole expense and all applicable Laws. All Tenant Construction Work shall be performed in a good and workmanlike manner and diligently prosecuted to completion so the Premises shall always be a complete unit except during performance of such Construction Work. Tenant shall perform all Tenant Construction Work so as not to obstruct access to the Common Areas or the premises of any other occupant of the Shopping Center.

9.  Common Areas.
    ------------

          (a) As used in this Lease, the term "Common Areas" shall mean those
                                               ------------
portions of, and facilities within, the Shopping Center which are defined as "Common Areas" under the CC&R's. Tenant acknowledges that prior to the Commencement Date, Landlord shall enter into that certain Development Agreement (the "Development Agreement") with Porter Ranch Development Co. ("Developer"), a
      ---------------------                                       ---------
memorandum of which shall be recorded in the Official Records of Los Angeles County, California, as an encumbrance against the Shopping Center (the "Memorandum of Development Agreement"). The form of the Development Agreement
------------------------------------
and Memorandum of Development Agreement shall be subject to Tenant's approval, which approval shall not be unreasonably withheld, conditioned or delayed.
Prior to the Commencement Date, Landlord shall enforce its rights under the Development Agreement so as to cause Developer to construct the Common Areas of the Shopping Center substantially as shown on Exhibit A attached hereto, subject
                                              ---------
to such modifications as are permitted under the Development Agreement and/or CC&R's, as applicable, provided that to the extent that Landlord has any right of approval or consent thereunder with respect to such modifications, Landlord shall obtain Tenant's prior written approval or consent thereto, which approval shall not be unreasonably withheld, conditioned or delayed.

          (b) Tenant, as well as its agents, employees and customers (collectively, "Customers"), shall have and are granted such nonexclusive rights
                ---------
to use of the Common Areas as are provided under the CC&R's. Landlord and Tenant each hereby agree and acknowledge that this Lease is subject and subordinate to all matters of now of record or which are hereafter recorded as an encumbrance against the Landlord's Parcel (subject to Section 17 below),
                                                         ----------
including, without limitation, the CC&R's, the Development Agreement, the Memorandum of Development Agreement, and that certain Separate Agreement (the "Separate Agreement") to be entered into by and between Landlord and Developer
-------------------
prior to the Commencement Date, a memorandum of which shall be recorded in the Official Records of Los Angeles County, California, as an encumbrance against the Shopping Center (the "Memorandum of Separate Agreement"); provided that
                          --------------------------------
Tenant's prior approval shall be obtained as to any such future encumbrance which materially increases Tenant's rights under this Lease or materially increases Tenant's obligations or liabilities under this Lease). The form of the Separate Agreement and Memorandum of Separate Agreement shall be subject to Tenant's approval, which approval shall not be unreasonably withheld, conditioned or delayed. Each party shall in all respects comply with the CC&R's, Development Agreement, Separate Agreement, and other matters of record in performance of their respective obligations under this Lease. Landlord shall use commercially reasonable efforts to enforce the CC&R's, Development Agreement, Separate Agreement and other matters of record (including, without limitation, the rights of Landlord under the CC&R's, Development Agreement, Separate Agreement and other matters of record and the obligations of the other parties bound by the CC&R's, Development Agreement, Separate Agreement and other matters of record). Without limiting the generality of the foregoing, if Tenant in good faith determines that the CC&R's, Development Agreement, Separate Agreement and/or any other matters of record are not being complied with, Landlord shall use commercially reasonable efforts to enforce compliance with the same by the non-complying party. Landlord agrees not to consent to or approve of any matter requiring the consent or approval of Landlord as owner of the Landlord's Parcel under the CC&R's, Development Agreement, Separate Agreement or other matters of record which would materially and adversely affect the operation of Tenant's business from the Premises or the Shopping Center without the prior written consent or approval of Tenant.

          (c) If permitted under the CC&R's, subject to the provisions of this
Section 9(c), Landlord may from time to time consent to or approve of the
------------
addition of land to or elimination of land from the Shopping Center, or the elimination or addition of any improvements, or changes to or in the shape, size, location, number, height or extent of the improvements to any portion of the Shopping Center; provided, however, that if Landlord has the right under the CC&R's to consent to or approve of the same, Tenant's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed, shall be required for any such change which would have an adverse affect upon Tenant's use or occupancy of or operation from the Premises, parking areas serving the Premises, the visibility of the Premises and/or Tenant's exterior signage from the Common Areas exterior to the Premises and/or public rights-of-way adjacent thereto, or pedestrian or vehicular access to the Premises from the Common Areas and/or public rights-of-way adjacent thereto. Landlord shall not change the dimensions or location of the Premises. In no event shall any kiosks be located within the Common Areas on Landlord's Parcel.

10.  Common Area Expenses.
     --------------------

          (a) As used in this Lease, the term "Common Area Expenses" shall mean
                                               --------------------
all costs incurred by Landlord for the operation, maintenance and repair of the Common Areas, including, without limitation, (i) maintenance, repair and resurfacing of the parking areas and maintenance, repair and replacement of Common Area lighting standards (except that if the cost of such resurfacing or replacement is not fully chargeable to current account in the year incurred in accordance with generally accepted accounting principles, such cost shall be amortized over its useful life and only the yearly amortization included in Common Area Expenses); cleaning, sweeping, repainting and restriping the parking areas; maintenance of refuse receptacles, landscaping, common utility lines serving all tenants of the Shopping Center, directional signs and other markers; Common Area utility costs; provided, however, that the parties hereby agree that Common Area Expenses under this clause (i) may include, without limitation, all amounts paid by Landlord as "Common Area Maintenance Expenses" under the CC&R's as modified by the Separate Agreement, and (ii) if not maintained by the "Operator" under the CC&R's as a part of "Common Area Maintenance Expenses" under the CC&R's, costs of Landlord's policy of commercial general liability insurance for the Common Areas and, if maintained by Landlord, an All Risk Policy for Common Area improvements on Landlord's Parcel in an amount equal to the full replacement value thereof (subject only to reasonable deductible amounts). Except to the extent specifically otherwise provided in this Lease, unless included within amounts payable by Landlord as "Common Area Maintenance Expenses" under the CC&R's as modified by the Separate Agreement, in no event shall "Common Area Expenses" include any expenditures which, in accordance with
       --------------------
generally accepted accounting principles, are not fully chargeable to current account in the year the expenditure is incurred.

          (b) Subject to the provisions of Section 9 above, Tenant shall pay
                                           ---------
"Tenant's Share" (as hereinafter defined) of the Common Area Expenses.  As used
---------------
herein, "Tenant's Share" of Common Area Expenses is defined as one hundred
         --------------
percent (100%).  Tenant's payment under the provisions of this Section 10(b)
                                                               -------------
shall be due and payable not sooner than thirty (30) days following receipt by Tenant of an itemized billing from Landlord, which billing shall be no more frequently than monthly, nor less frequently than annually during the Term; provided, however, that Landlord shall have the right to estimate Common Area Expenses and Tenant's Share thereof, based on the previous year's actual expenditures and reasonably anticipated increases and so inform Tenant in writing along with an itemized breakdown of the actual expenditures for such previous year. Beginning with the first full calendar month following thirty
(30) days after Tenant's receipt of Landlord's written estimate, Tenant shall include one-twelfth (1/12th) of its annual obligation for Tenant's Share of Common Area Expenses based upon such estimate with each payment of Minimum Rent thereafter until actual expenditures are thereafter computed by Landlord. As soon as reasonably practicable following the end of each calendar year (but not later than within one hundred eighty (180) days thereafter), Landlord shall calculate actual expenditures for Common Area Expenses for such calendar year and Tenant's Share thereof and provide such accounting to Tenant (the "Annual
                                                                       ------
Statement").  If the Annual Statement shows that Tenant's payments of estimated
---------
Tenant's Share of Common Area Expenses exceeds actual Tenant's Share of Common Area Expenses for such calendar year, Landlord shall accompany said Annual Statement with a payment to Tenant of the amount of such excess. If the Annual Statement shows that Tenant's payments of estimated Tenant's Share of Common Area Expenses were less than actual Tenant's Share of Common Area Expenses for such calendar year, Tenant shall pay said difference to Landlord within thirty (30) days of Tenant's receipt of the Annual Statement.

          (c) Landlord shall keep at the Shopping Center or at another location in Southern California, complete, accurate books of account and records with respect to the Common Area Expenses, and shall retain such books and records and reasonable supporting documentation for at least two (2) years from the end of the period to which they are applicable. Tenant's payment of Tenant's Share of Common Area Expenses shall be without prejudice to Tenant's examination and audit rights. Tenant may at any reasonable time during normal business hours, upon ten (10) days' prior notice to Landlord, cause a complete audit to be made of such books, records and other materials which Landlord is required to retain for all or any part of the two (2) years immediately preceding the giving of such notice. Tenant may require Landlord to produce such information about such books and records as is necessary for a proper examination and audit thereof and to make such books and records available to Tenant for examination and audit. Any such audit shall be conducted in a manner so as to minimize interference with Landlord's business operations. If such audit discloses any overpayment by Tenant of Tenant's Share of Common Area Expenses, Landlord shall refund to Tenant the amount of such overpayment within fifteen (15) days following Landlord's receipt of such audit. If such audit discloses an overpayment by Tenant of Tenant's Share of Common Area Expenses by three percent (3%) or more, Landlord shall pay to Tenant within fifteen (15) days after demand, Tenant's reasonable cost in conducting such audit (as evidenced by invoices or other reasonable supporting documents delivered to Landlord). Tenant shall not conduct such an audit of Landlord's records more than once in any given calendar year (unless necessitated as a result of any dispute respecting the accuracy of the initial audit with respect to such calendar year). Failure of Tenant to conduct such an audit within two (2) years following provision to Tenant of the applicable Annual Statement shall constitute waiver by Tenant of any right to audit Common Area Expenses set forth in such Annual Statement.

11.  Maintenance.
     -----------

          (a) Tenant will at its expense maintain the interior portions of the Premises (which Landlord is not obligated to repair in accordance with Section
                                                                       -------
11(b) below) in good and tenantable condition and make all needed repairs
-----
thereto, including, without limitation, exposed interior utility lines, meters, pipes, conduits, fixtures and other equipment and systems serving exclusively the Premises and equipment and personal property of Tenant within the Premises. Tenant shall permit no waste, damage or injury to the Premises and Tenant shall carry out a program of regular maintenance and repair of the Premises. Tenant shall perform all necessary repairs, alterations and improvements to cause the Premises to comply with all applicable Laws to the extent that such compliance is required as a result of Tenant's particular use of, or alterations or improvements to, the Premises. Tenant will not overload the electrical wiring serving the Premises, and will install at its expense, but only after obtaining Landlord's written approval any additional electrical wiring which is required in connection the operation of Tenant's business, in excess of such electrical wiring and capacity as is provided pursuant to Exhibit C.
                                               ---------

          (b) Landlord will, at its sole cost and expense, keep, maintain, repair and replace in first-class and professional manner and repair consistent with the standards of first-class shopping centers comparable to the Shopping Center located in the vicinity of the Shopping Center, and (subject to Tenant's obligation to perform necessary repairs, alterations or improvements to the Premises to comply with applicable Laws where such compliance is required as a result of Tenant's particular use of the Premises) perform any repairs, improvements or alterations required by applicable Laws to, the foundation, footings, roof, roof membrane, exterior walls and structural portions of, the Premises (excluding front doors, windows, and plate glass), utility lines, meters, pipes, conduits, fixtures and other equipment and systems (except if exposed within the Premises and serving exclusively the Premises), and sprinkler systems and gutters. In addition, Landlord shall use commercially reasonable efforts to enforce the CC&R's so as to cause the Common Areas to be maintained, repaired, replaced and operated in accordance with the CC&R's. Tenant may give Landlord notice of such repairs as may be required under the terms of this Section, and Landlord shall proceed forthwith to effect the same with reasonable diligence, but in no event later than thirty (30) days after having received notice (or such greater period of time as is reasonably necessary to complete such repairs in the event such repairs are not susceptible of completion within thirty (30) days, provided Landlord shall, following receipt of such notice from Tenant, promptly commence such repairs and diligently prosecute the same to completion). In event of an emergency, Tenant shall have the right, but not the obligation, to undertake immediate repairs of such nature as would normally be Landlord's responsibility, and notify Landlord promptly after such repairs have been undertaken (including, without limitation, notice by telephone, to the extent reasonably practicable). If Landlord fails to repair any portion of the Premises which is Landlord's responsibility, within the thirty (30) day period set forth above (or such greater period of time as is reasonably necessary to complete such repairs in the event such repairs are not susceptible of completion within thirty (30) days, provided that following receipt of such notice from Tenant, Landlord promptly commences such repairs and diligently prosecutes the same to completion), or in the case of any emergency as above stated, Tenant may perform the repairs or maintenance and Landlord shall reimburse Tenant for the reasonable cost of such repairs within thirty
(30) days following Landlord's receipt from Tenant of invoices or other reasonable evidence of the amount of such costs; provided, however, that in the event Landlord in good faith disputes whether Tenant properly performed an obligation of Landlord hereunder, Landlord shall have the right to dispute the same by institution of a reference proceeding in accordance with the provisions of Section 39 below. If it is determined pursuant to such proceeding that Tenant
   ----------
did not properly perform an obligation of Landlord in accordance herewith, then Tenant shall not have any right to reimbursement for the cost of performance as herein provided. If it is determined pursuant to such proceeding that Tenant properly performed an obligation of Landlord hereunder, then Landlord shall within ten (10) days following such determination, reimburse Tenant for the reasonable cost of such performance as determined pursuant to such action, plus interest thereon at the Interest Rate from the date of Tenant's expenditure until Landlord's reimbursement. Should Landlord fail to pay such amount as is owing in accordance herewith (i) within thirty (30) days of receipt of invoice (if Landlord does not institute an action within such thirty (30) day period to in good faith dispute as herein provided), or (ii) within ten (10) days after such determination by such action, as applicable, Tenant may deduct and offset such amount (including interest at the Interest Rate from the time such expenditure was made by Tenant until paid by Landlord) from Rent and other monetary obligations of Tenant owing to Landlord hereunder.

          (c) Landlord and its authorized representatives may enter the Premises during usual business hours, upon not less than twenty-four (24) hours' prior written notice to Tenant to (i) inspect the same; and (ii) show the same to prospective mortgagees, buyers and, in the final six (6) months of the Term, tenants. Landlord may, upon reasonable prior notice to Tenant, enter the Premises to make additions, alterations or repairs to the Premises as Landlord is required to make in accordance with this Lease or in order to comply with applicable Laws, provided, however, that all such additions, alterations and/or repairs shall be performed in a manner so as to minimize interference with the operation of Tenant's business from the Premises. In addition, in event of an emergency, Landlord shall have the right, but not the obligation, to undertake immediate repairs of such nature as would normally be Tenant's responsibility, and notify Tenant promptly after such repairs have been undertaken (including, without limitation, notice by telephone, to the extent reasonably practicable). If Tenant fails to repair any portion of the Premises which is Tenant's responsibility, within thirty (30) days after notice from Landlord of the necessity for such repair (or such greater period of time as is reasonably necessary to complete such repairs in the event such repairs are not susceptible of completion within thirty (30) days, provided that following receipt of such notice from Landlord, Tenant promptly commences such repairs and diligently prosecutes the same to completion), or in the case of any emergency as above stated, Landlord may perform the repairs or maintenance and Tenant shall reimburse Landlord for the reasonable cost of such repairs within thirty (30) days following Tenant's receipt from Landlord of invoices or other reasonable evidence of the amount of such costs; provided, however, that in the event Tenant in good faith disputes whether Landlord properly performed an obligation of Tenant hereunder, Tenant shall have the right to dispute the same by institution of a reference proceeding in accordance with the provisions of
Section 39 below.  If it is determined pursuant to such proceeding that Landlord
----------
did not properly perform an obligation of Tenant in accordance herewith, then Landlord shall not have any right to reimbursement for the cost of performance as herein provided. If it is determined pursuant to such proceeding that Landlord properly performed an obligation of Tenant hereunder, then Tenant shall within ten (10) days following such determination, reimburse Landlord for the reasonable cost of such performance as determined pursuant to such action, plus interest thereon at the Interest Rate from the date of Landlord's expenditure until Tenant's reimbursement.

12.  Insurance.
     ---------

          (a)  (i)  Landlord shall maintain at all times during the Term an "All
                                                                             ---
Risk Policy" (as hereinafter defined) insuring against damage to any portion of
-----------
the Premises, and appurtenances thereto. Such insurance shall be in the full amount of replacement value (subject only to reasonable deductible amounts), without deduction for physical depreciation and shall provide that the proceeds of any loss shall be payable in the manner provided for in this Lease. Such policy shall be obtained from an insurer licensed to do business within the State of California having a policy holder's rating of at least A- and a financial rating of not less than VIII in the most recently published Best's Insurance Reports. Landlord shall, at least ten (10) days prior to the Commencement Date, and thereafter annually provide Tenant with a certification of such insurance coverage, which certificate shall indicate, among other things, that Tenant is a named insured along with Landlord and that the Premises and all the improvements and Landlord's fixtures appurtenant thereto, have been insured to their full replacement value, without deduction for physical depreciation. As used herein, the term "All Risk Policy" shall mean a policy of
                                         ---------------
fire and other property insurance in the form commonly referred to in the industry as "all risk" with extended endorsement (false arrest, libel, slander, assault, battery, invasion of privacy, theft, vandalism and malicious mischief coverage) and including broad form water damage, or if such policy is no longer issued, such other policy as would cover the same risks and perils; provided that although Landlord may elect to obtain coverage for flood and earthquake in addition to such policy, Tenant shall not be required to pay any part of the premium allocable to such coverages.

               (ii) Tenant shall reimburse Landlord for "Tenant's Share" (as
                                                         --------------
hereinafter defined) of the premium costs of the insurance described in Section
                                                                        -------
12(a)(i) above.  Tenant's schedule of payments for reimbursement shall be
--------
established in the same manner as described in Section 6 above, for Tenant's
                                               ---------
Share of Taxes.  "Tenant's Share" for purposes of this Section 12(a)(ii) shall
                  --------------                       -----------------
be one hundred percent (100%).

               (iii)  In lieu of Landlord assuming the obligation specified in
Section 12(a)(i) above, subject to Tenant's reimbursement as described in
----------------
Section 12(a)(ii) above, Tenant may, at its option, elect to carry such
-----------------
insurance on the Premises including such other endorsements as the Tenant in its judgment deems prudent under the circumstances, all at Tenant's sole cost and expense, in which event Tenant shall not be responsible for reimbursement under
Section 12(a)(ii) and Tenant's Share of insurance costs pursuant to this Section
-----------------                                                        -------
12(a) for purposes of this Lease shall equal the amount of Tenant's cost for
-----
such insurance.

               (iv) As used herein, the term "Lender" means the holder of
                                              ------
indebtedness secured by a first lien upon the real property including the Premises, whether the interest creating such lien is denominated as a mortgage, deed of trust or other security instrument, but only if Lender (1) is a financial institution, such as a bank, savings and loan, insurance company, or other entity regularly engaged in making loans secured by real property, and (2) has Fifty Million Dollars ($50,000,000.00) of such loans outstanding. Insurance proceeds for damage or destruction to the Premises ("Proceeds"), if under One
                                                     --------
Dollar ($1.00) per square foot of Floor Area in the Premises shall be paid directly to Landlord. If in excess of such amount, upon Tenant's request, the Proceeds shall be deposited with Lender provided Lender agrees to apply the Proceeds in the manner described herein. If Lender does not so agree, or there is no Lender, then, upon Tenant's request, the Proceeds shall be deposited with a bank, trust company, or title insurance company (collectively, with Lender, referred to herein as "Stakeholder") designated by Tenant and reasonably
                       -----------
approved by Landlord, for use as provided in Section 14 below.  The Stakeholder
                                             ----------
shall disburse the Proceeds to the party performing restoration upon certification by the architect in charge of restoration that the amounts requested shall be paid in accordance with standard construction disbursement procedures in connection with such restoration to the contractor, subcontractors, materialmen, architects or other persons who have rendered services or have furnished materials for such restoration, and upon the completion of such restoration the remaining balance of any of such Proceeds shall be paid to Landlord upon demand.

          (b) (i) From the date of delivery of the Premises to Tenant, Tenant will carry at its sole cost commercial general liability insurance covering the Premises and Tenant's use thereof against claims from personal injury, bodily injury, death and property damage occurring in or about the

Premises and Outdoor Sales Area, such insurance in each case to afford protection to a combined single limit of at least Three Million Dollars ($3,000,000.00) (such insurance extending to any liability of Tenant arising out of the indemnities provided for in Section 13 below), and naming Landlord as an
                                   ----------
additional insured thereunder.

               (ii) From the date of delivery of the Premises to Tenant, Landlord will carry, as a Common Area Expense, commercial general liability insurance covering the Common Areas on Landlord's Parcel against claims from personal injury, bodily injury, death and property damage occurring in or about the Premises, such insurance in each case to afford protection to a combined single limit of at least Three Million Dollars ($3,000,000.00) (such insurance extending to any liability of Landlord arising out of the indemnities provided for in Section 13 below), and naming Tenant as an additional insured thereunder;
       ----------
provided, however, that for so long as the "Operator" under the CC&R's maintains liability insurance with respect to the Common Areas as provided under Section
9.4 of the CC&R's, Landlord shall not be required to maintain liability insurance pursuant to this Section 12(b)(ii).
                           -----------------

               (iii) The policies maintained by Landlord and Tenant pursuant to this Section 12(b) shall each (1) include a cross-liability endorsement
     -------------
providing that Landlord and Tenant, although insureds, may recover on account of the negligence of the other, (2) be obtained from an insurer with a policy holder's rating of at least A- and a financial rating of not less than VIII in the most recently published Best's Insurance Reports, (3) shall provide that such insurance is not contributory with the coverage which the other party may carry and is primary insurance coverage and not excess insurance coverage or overage insurance coverage, and (4) shall provide that the insurance provider will give at least thirty (30) days' written notice of any cancellation, reduction in coverage, lapse or failure to renew, to the party designated on the insurance certificate as the holder thereof.

               (iv) Landlord and Tenant agree to deliver to the other certificates of insurance evidencing the existence in force of the policies of insurance described in this Section 12(b). Each of such certificates shall
                            -------------
provide that such insurance shall not be canceled, reduced in coverage, lapse or materially amended unless thirty (30) days' prior written notice of such cancellation, reduction in coverage, lapse or amendment is given to the party designated on such certificate as the holder thereof.

               (v) Any insurance required by this Section 12(b) may be by
                                                  -------------
satisfied by blanket insurance, covering additional items or locations or insureds, so long as the coverage afforded (including, without limitation, coverage as to additional insureds) will not be reduced or diminished by reason of the use of such blanket policy of insurance.

          (c) Landlord and Tenant waive any rights each may have against the other on account of any loss or damage caused to Landlord or Tenant, as the case may be, their respective property, the Premises or its contents or to the other portions of the Landlord's Parcel, arising from any risk generally covered by all-risk insurance if such waiver does not invalidate such policies or prohibit recovery thereunder. The parties each, for their respective insurance, waive any right of subrogation that any insurer may have against Landlord or Tenant. Landlord and Tenant shall use their respective reasonable good faith efforts to obtain such waiver.

13.  Indemnity.
     ---------

      Tenant shall indemnify, hold harmless and defend Landlord from and against any and all claims, actions, demands, expenses and liability whatsoever, including reasonable attorneys' fees, on account of any such real or claimed damage or liability and from all liens, claims, demands, expenses and liability whatsoever arising out of the negligence or wilful misconduct of Tenant and/or any of Tenant's employees, agents, representatives and/or contractors, to the extent the same is not covered by the insurance required to be maintained by Landlord pursuant to this Lease. Landlord shall indemnify, hold harmless and defend Tenant from and against any and all claims, actions, demands, expenses and liability whatsoever, including reasonable attorneys' fees, on account of any such real or claimed damage or liability and from all liens, claims, demands, expenses and liability whatsoever arising out of the negligence or wilful misconduct of any of Landlord and/or any of Landlord's employees, agents, representatives and/or contractors, to the extent the same is not covered by the insurance required to be maintained by Tenant pursuant to this Lease.

14.  Damage and Destruction.
     ----------------------

          (a) If the Premises and/or any portion of the Common Areas which if not available for use would have an adverse affect upon the operation of Tenant's business from the Premises is damaged or destroyed by any risk covered by an All Risk Policy, Landlord shall (subject to being able to obtain all necessary permits and approvals) promptly, but not later than one (100) days after such damage or destruction (unless either party terminates this Lease pursuant to Section 14(b)), commence and thereafter diligently prosecute to
            -------------
completion, the repair and/or reconstruction of (i) the Premises to substantially the same condition as when the Premises were originally delivered to Tenant pursuant to Landlord's obligations under Exhibit C (the parties hereby
                                                   ---------
agreeing that Landlord shall not be obligated for the repair and/or restoration of any items of Tenant's Work or alterations and improvements made by Tenant not covered by the insurance maintained by Landlord pursuant to this Lease) and (ii) such of the Common Areas on Landlord's Parcel to the condition existing prior to such damage or destruction, and use reasonable efforts to enforce the provisions of the CC&R's to cause the Common Areas outside of the Landlord's Parcel to be repaired and/or reconstructed to the condition required by the CC&R's. Landlord shall prosecute all such work by Landlord diligently to completion in a good and workmanlike manner.

          (b) Landlord may terminate this Lease by notice to Tenant within sixty
(60) days after the occurrence of damage to or destruction of the Premises if the Premises is damaged or destroyed as a result of any risk not covered by an All Risk Policy and the cost of such repair and/or restoration exceeds ten percent (10%) of the replacement value of the Premises; provided that Tenant may nullify such an election by Landlord to terminate by agreeing by written notice to Landlord within ten (10) days following receipt of Landlord's termination notice to agree to be solely responsible for the cost of repair not covered by an All Risk Policy and which is actually not covered by the insurance maintained by Landlord, to the extent in excess of ten percent (10%) of the replacement value of the Premises. In addition, following any casualty to the Premises and/or the Common Areas which materially and adversely affects the operation of Tenant's business from the Premises, the parties shall meet and reasonably agree upon an estimate of the time necessary to complete the repair and/or restoration necessitated by such casualty, and in the event it is so determined that such repair shall not be completed within one hundred eighty (180) days following the occurrence of such casualty and/or in the event such repair in fact is not completed within such one hundred eighty (180) day period (or such longer period as Tenant may approve in writing prior to the commencement of the repair and/or restoration), Tenant shall have the right to terminate this Lease by written notice to Landlord delivered within thirty (30) days following the making of such determination and/or the expiration of such one hundred eighty (180) day (or longer, as applicable) period, as the case may be. In addition to the foregoing, in the event of any casualty to the Premises or a material portion of the Common Areas occurring during the final two (2) Lease Years of the Term, requiring in excess of ninety (90) days to repair, either party may terminate this Lease by written notice to the other within sixty (60) days of the occurrence of the casualty unless Tenant exercises or has exercised its next available Option, if any, to extend the Term within such thirty (30) day period, and in the event of the exercise of such Option to extend the Term, such casualty shall be treated in the manner of casualties occurring other than during the final two (2) Lease Years of the Term. Unless this Lease is so terminated in accordance with this Section 14(b), this Lease shall continue in
                                   -------------
full force, and Landlord shall perform its repair obligation under Section
                                                                   -------
14(a).  Upon any termination of this Lease under this Section 14(b), the Rent
                                                      -------------
shall be adjusted as of the date of such termination and the parties shall be released without further obligation to the other coincident with the surrender of possession of the Premises to Landlord, except for items which have accrued and are unpaid.

          (c) If neither party terminates this Lease pursuant to Section 14(b)
                                                                 -------------
above, and if the operation of Tenant's business from the Premises is materially interfered with as a result of such damage or destruction, Tenant's obligation for the payment of Rent pursuant to this Lease during the period the Premises are so rendered unfit shall be equitably abated based upon the extent of the interference with Tenant's business resulting from such casualty.

          (d) The parties waive such rights of Lease termination as are granted to them under the laws of the state of California, it being their agreement that the rights of termination in the event of casualty, as set forth herein, shall be exclusive.

15.  Condemnation.
     ------------

          (a) If during the Term, all or any portion of the Premises is taken by right of eminent domain or condemnation by a competent governmental authority or by conveyance in lieu thereof (collectively, any "Taking") other than in a
                                                  ------
"Temporary Taking" (as hereinafter defined), or if such a portion of the Common
-----------------
Areas is so Taken (other than in a Temporary Taking) as Tenant reasonably determines shall have an adverse affect upon the operation of Tenant's business from the Premises, within thirty (30) days following the date of such Taking, Tenant may terminate this Lease upon written notice to the Landlord. In the event Tenant does not so terminate this Lease, Landlord shall promptly and diligently restore the Premises and Common Areas on Landlord's Parcel, and use reasonable efforts to enforce provisions of the CC&R's so as to cause other portions of the Common Areas as are so Taken to be restored, to as near their condition as existed prior to such Taking as is reasonably possible. In the event of a Taking which does not result in the termination of this Lease, Tenant's obligations for Rent under this Lease shall be equitably abated following such Taking based upon the extent of the interference with the operation of Tenant's business from the Premises. In the event of a "Temporary
                                                                      ---------
Taking" (which for purposes hereof shall mean a Taking not extended beyond the
------
Term) which adversely affects Tenant's operation from its Premises, Tenant shall have the right to elect either to terminate this Lease in accordance herewith or to not terminate this Lease and receive all compensation awarded by the condemning authority with respect to such temporary Taking of the Premises (provided that if such Temporary Taking shall adversely affect Tenant's operation from its Premises for a period of less than six (6) months, Tenant shall not have any such right to terminate this Lease as a result thereof, but Tenant shall be entitled to receive all compensation awarded by the condemning authority with respect to such temporary Taking).

          (b) Landlord shall be entitled to that portion of the award payable in connection with any such Taking attributable to the diminution in value of Landlord's reversionary interest in the Premises and fee interest in other portions of the Landlord's Parcel, and Tenant shall be entitled to that portion of the award payable in connection with such Taking attributable to diminution in value of Tenant's leasehold, damage to Tenant's business and loss of goodwill and Tenant's relocation costs.

          (c) The parties waive such rights of Lease termination as may be granted them in the event of condemnation by the laws of the State of California, it being their agreement that the rights of termination set forth in this Lease shall be exclusive.

16.  Assignment and Subletting.
     -------------------------

          (a) Except as otherwise specifically provided herein, Tenant shall not assign Tenant's interest in this Lease or sublet any portion of the Premises (collectively, "Transfer") without obtaining in each instance the prior consent
                --------
of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. No acceptance of Rent by Landlord from any Person shall be deemed Landlord's consent to any Transfer. Landlord's consent to any Transfer shall not constitute a waiver of the necessity for such consent to any subsequent Transfer. Notwithstanding a permitted Transfer, Tenant shall remain fully liable for the full performance of every obligation under this Lease to be performed by Tenant. Any permitted assignee or subtenant pursuant to this
Section 16 may change the trade name under which the business operating from the
----------
Premises is operated and/or the use of the Premises in accordance with the provisions of Section 4(b) above.
              ------------

          (b) Notwithstanding anything to the contrary contained in Section
                                                                    -------
16(a) above, Tenant may, without Landlord's consent, (but upon reasonable prior
-----
notice to Landlord) at any time (i) assign this Lease or sublease the whole or any part of the Premises to any entity controlled by, controlling or under common control with Tenant or to any entity resulting from the consolidation or merger of Tenant into or with such other entity or the acquisition of all or substantially all of the assets of Tenant by such entity, or (ii) license, grant a concession of or otherwise permit the use of one or more portions of the Premises which are not separately demised to licensees, concessionaires or users consistent with Tenant's permitted use of the Premises (including, without limitation, any licensee selling golf equipment, ski and/or other sports-oriented vacation tours or packages).

          (c) If Tenant is a corporation, unincorporated association or partnership, Tenant shall not transfer, assign or hypothecate (or permit the transfer, assignment or hypothecation) of all or substantially all of the assets of such corporation, association or partnership, or all or substantially all of any stock or interest in such corporation, association or partnership so as to result in a change in the control thereof by the Person(s) owning a majority interest therein on the date of this Lease. This Section 16(c) shall not apply
                                                  -------------
to Tenant if such transaction involves an assignment or subletting permitted under Section 16(b), nor shall this Section 16(c) or any other provision of this
      -------------                 -------------
Lease prohibit or require Landlord's consent for the transfer of stock (including, without limitation, a majority interest in such stock) in a corporation whose voting stock is listed on a national securities exchange.

17.  Subordination and Attornment.
     ----------------------------

          (a) Upon notice by Landlord, Tenant shall subordinate its rights under this Lease to any lease(s) wherein Landlord is the lessee and to the lien of any mortgage(s) or deed(s) of trust (collectively, "Instrument"), regardless of
                                                ----------
whether such Instrument now exists or is hereafter created, to all advances thereunder, to any interest thereon, and to all modifications, consolidations, renewals, replacements and extensions thereof, provided the lessors, mortgagees or trustees agree to provide Tenant with an agreement of non-disturbance in a form reasonably acceptable to Tenant, agreeing to recognize this Lease and Tenant's rights hereunder in the event of termination or foreclosure under the Instrument. Tenant agrees to execute any agreement evidencing such subordination and non-disturbance in a form reasonably acceptable to Tenant, at Landlord's request. Any such lessor, mortgagee or trustee may elect to have this Lease prior to its instrument, and in the event of such election and upon notification by such lease, mortgagee or trustee to Tenant, this Lease shall be deemed prior to said Instrument, whether this Lease is dated prior or subsequent to said Instrument. Notwithstanding anything to the contrary contained in this Lease, it shall be a condition precedent to the performance of each of Tenant's obligations under this Lease (including, without limitation, Tenant's obligation for the payment of Rent), that Tenant obtain from each lessor, mortgagee or trustee under an Instrument presently encumbering the Premises, an agreement of non-disturbance in a form reasonably acceptable to Tenant.

          (b) If Landlord's interest in the Premises is transferred (except in a sale-leaseback financing transaction), or if any proceedings are brought for the foreclosure of, or in the event of the exercise of the power of sale under, any Instrument, or if any lease in a sale-leaseback transaction wherein Landlord is the lessee is terminated, Tenant shall attorn to and recognize such purchaser, assignee, mortgagee or trustee as Landlord under this Lease, provided such purchaser, assignee, mortgagee or trustee has executed or agrees to execute an agreement of non-disturbance in a form reasonably acceptable to Tenant, recognizing this Lease and Tenant's rights hereunder.

18.  Tenant Defaults.
     ---------------

          (a) The occurrence of either of the following shall constitute a default by Tenant pursuant to this Lease: (i) Tenant's failure to pay Rent when due under this Lease, where such failure continues for ten (10) days after notice that such payment is due (which notice shall be lieu of and not in addition to any notice required under applicable law); and (ii) Tenant's failure to observe or perform any covenant, term or condition of this Lease (other than the payment of Rent) where such failure continues for thirty (30) days after notice thereof from Landlord to Tenant (which notice shall be lieu of and not in addition to any notice required under applicable law); provided that if such failure cannot reasonably be cured within such thirty (30) day period, Tenant shall not be in default hereunder so long as Tenant commences such cure within such thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (b) In the event of any default by Tenant pursuant to Section 18(a)
                                                                -------------
above, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect so to terminate this Lease, then Landlord may recover from Tenant:

               (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

               (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

               (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

               (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

     The term "rent" as used herein shall be deemed to mean Minimum Rent and
               ----
Additional Rent but not Percentage Rent.  As used in Sections 18(b)(i) and (ii)
                                                     -----------------     ----
above, the "worth at the time of award" is computed by allowing interest at the Interest Rate. As used in Section 18(b)(iii) above, the "worth at the time of
                           ------------------
award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          (c) In the event of any default by Tenant pursuant to Section 18(a)
                                                                -------------
above and Tenant's abandonment of the Premises, Landlord shall also have the right to reenter the Premises and remove all persons and property therefrom by summary proceedings or otherwise; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant or disposed of in a reasonable manner by Landlord.

          (d) In the event Landlord shall elect to reenter as provided in
Section 18(c) above, or shall take possession of the Premises pursuant to legal
-------------
proceedings or pursuant to any notice provided by law, and if Landlord does not elect to terminate this Lease, then Landlord may from time to time, without terminating this Lease, either recover all rental as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its reasonable discretion may deem advisable, with the right to make alterations and repairs to the Premises. In the event that Landlord shall elect to relet, then rentals received by Landlord from such reletting shall be applied first, to the payment of any indebtedness, other than Minimum Rent due hereunder, owed by Tenant to Landlord; second, to the payment of any reasonable cost actually incurred in such reletting; third, to the payment of the reasonable cost actually incurred in making any alterations and repairs to the Premises; fourth, to the payment of Minimum Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses reasonably incurred by Landlord in such reletting, including but not limited to brokerage commissions, or in making alterations and repairs not covered by the rentals received from such reletting. No reentry or taking possession of the Premises by Landlord pursuant to this Section 18, shall be
                                                        ----------
construed as an election to terminate this Lease unless a written notice of such intention be given by Landlord to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Landlord may at any time after such reletting elect to terminate this Lease for any such default by Tenant.

          (e) All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease.

          (f) Landlord waives such liens, if any, to which it may have a right with respect to the merchandise, furniture, trade fixtures and other personal property of Tenant located on or about the Premises and shall from time to time execute such documents as Tenant may reasonably request to acknowledge such waiver.

19.  Landlord Defaults.   Except as otherwise provided in this Lease, Landlord
     -----------------
shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder and said failure continues for a period of thirty (30) days after Tenant gives Landlord notice thereof (unless such failure cannot reasonably be cured within thirty (30) days) and Landlord shall have commenced to cure within said thirty (30) days and continues diligently to pursue the curing of the same). Tenant agrees to give to any holder of indebtedness secured by a first and/or second lien upon the Premises whose address has previously been provided to Tenant, a copy of any notice of default served upon the Landlord. Tenant further agrees that any such holder of indebtedness shall have the right to cure any Landlord default within the time period provided for such cure by Landlord pursuant to this Lease. If such default is not cured within the specified time period, Tenant may exercise any right or remedy available to it at law or in equity or under this Lease. Tenant shall have the right to cure any such default and Landlord shall reimburse Tenant for the reasonable cost thereof within thirty (30) days following receipt from Tenant of invoices or other reasonable evidence of the amount of such costs; provided, however, in the event Landlord in good faith disputes whether Tenant properly performed an obligation of Landlord, Landlord may dispute the same by institution of a reference proceeding pursuant to Section 39 below within thirty (30) days following
                       ----------
Tenant's request for reimbursement. If it is determined pursuant to such proceeding that Tenant's cure was proper, Landlord shall, within ten (10) days following such determination, reimburse Tenant for the cost of such cure (plus interest at the Interest Rate from the date of Tenant's expenditure until reimbursement). Should Landlord fail to pay Tenant any amount due Tenant (a) within thirty (30) days following receipt of Tenant's invoices or other evidence (if Landlord does not institute a reference proceeding disputing such cure), or
(b) within ten (10) days after determination by reference, Tenant may, notwithstanding anything to the contrary contained in this Lease, deduct and offset such amount (including, without limitation, interest at the Interest Rate from the time of Tenant's expenditure until repaid) from any monetary obligation of Tenant owing Landlord hereunder. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right to offset any unpaid reference or court award from any monetary obligation due under this Lease. Any amount due from Landlord to Tenant shall bear interest at the Interest Rate from the date due until paid. All rights, options and remedies of Tenant contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Tenant shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. Tenant's failure to insist upon strict performance of any term, covenant or condition of this Lease or to exercise any right or remedy it has shall not be deemed a waiver or relinquishment for the future of such performance, right or remedy unless in writing signed by Tenant. No waiver by Tenant shall constitute a waiver of any subsequent breach.

20.  Tenant's Property; Surrender; Holding Over.
     ------------------------------------------

          (a) Any furniture, trade fixtures and other equipment and personal property of Tenant not permanently affixed to the Premises shall be Tenant's property. Tenant may remove its personal property which it has stored or placed in the Premises. Tenant, at its sole expense, shall immediately repair any damage to the Premises caused by installation or removal of any personal property unless such damage is caused by the negligence or wilful misconduct of Landlord and/or any of Landlord's employees, agents, representatives and/or contractors. Any personal property of Tenant not removed from the Premises before the expiration of the Term or within thirty (30) days following any earlier termination of this Lease in accordance with the terms of this Lease shall become Landlord's property, except to the extent Landlord elects to require its removal, in which case Tenant shall promptly cause the removal of the same at Tenant's expense.

          (b) Tenant shall surrender possession of the Premises upon the expiration of the Term or earlier termination of this Lease, broom clean, free of debris, in good order and state of repair (excepting Landlord's obligations under this Lease and ordinary wear and tear), and deliver the keys as Landlord designates. In the event Tenant holds over in the Premises following the expiration of the Term or earlier termination of this Lease, and Tenant's occupancy shall be considered a tenancy from month to month (terminable upon thirty (30) days' notice by either party) on all terms and conditions of this Lease, except that Tenant's obligation for monthly Minimum Rent during such holdover shall equal one hundred ten percent (110%) of the monthly Minimum Rent in effect immediately preceding the expiration of the Term or earlier termination of the Lease.

21.  Limitation of Liability.   In consideration of the benefits accruing under
     -----------------------
the Lease, and notwithstanding anything contained in this Lease to the contrary, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default under the Lease by Landlord, their sole and exclusive remedy shall be against Landlord's interest in the Landlord's Parcel. Tenant and all such successors and assigns agree that the obligations of Landlord under the Lease do not constitute personal obligations of the individual partners, whether general or limited, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability with respect to the Lease.

22.  Quiet Enjoyment.   Upon payment by Tenant of the rent and the observance
     ---------------
and performance of all of the agreements, covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall quietly enjoy the Premises for the Term without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject to the terms of this Lease, the CC&R's, the Development Agreement, the Separate Agreement and applicable matters of record.

23.  Estoppel Statements.   Within twenty (20) days after each written request
     -------------------
from either party in connection with a sale, financing or other transfer of such party's interest in this Lease, the non-requesting party shall execute and deliver to the requesting party or its designee (and the requesting party and each designee may rely thereon) an estoppel certificate in form reasonably satisfactory to the requesting party certifying as to such matters as may be reasonably requested by the requesting party.

24.  Force Majeure.   If either party is delayed or hindered in or prevented
     -------------
from the performance of any act required hereunder because of strikes, lockouts, inability to procure labor or materials, failure of power, restrictive Laws, riots, insurrection, war, fire or other casualty or other reason of a similar or dissimilar nature beyond the reasonable control of the party delayed (any "Force
                                                                           -----
Majeure Event"), performance of such act shall be excused for the period of the
-------------
Force Majeure Event, and the period for the performance of such act shall be extended for an equivalent period. Delays or failures to perform resulting from lack of funds shall not be Force Majeure Events.

25.  Signs.   Tenant shall be entitled to the maximum lawful building signage,
     -----
provided that such signage shall be subject to compliance with applicable Laws, the CC&R's, Development Agreement, Separate Agreement and other matters of record. In addition, subject to compliance with applicable Laws, Tenant shall be entitled to all pylon and/or monument signage rights to which Landlord may be entitled for Landlord's Parcel under the CC&R's, Development Agreement and/or Separate Agreement (including, without limitation, under Section 3.3 of the Separate Agreement), provided that Tenant shall be responsible for all costs of fabrication of its identification panels upon such signage and any costs for such pylon and/or monument signage which Landlord is required to pay under the CC&R's, Development Agreement and/or Separate Agreement.

26.  Real Estate Brokers.   Tenant warrants that it has not dealt with a broker
     -------------------
regarding this Lease, and shall indemnify, defend and hold harmless Landlord from and against any and all claims, actions, damages, expenses and liability whatsoever, including reasonable attorneys' fees, arising from any claim for commission or finder's fee regarding this Lease by reason of dealings with Tenant. Landlord warrants that it has not dealt with a broker regarding this Lease, and shall indemnify, defend and hold harmless Tenant from and against any and all claims, actions, damages, expenses and liability whatsoever, including reasonable attorneys' fees, arising from any claim for commission or finder's fee regarding this Lease by reason of dealings with Landlord.

27.  Memorandum of Lease.   This Lease shall not be recorded. However, a
     -------------------
Memorandum hereof in the form attached hereto as Exhibit B shall be executed, in
                                                 ---------
recordable form, by both parties concurrently herewith and recorded by Landlord, at Landlord's expense, with the official charged with recordation duties for the county in which the Shopping Center is located, with directions that it be returned to Tenant. Upon the expiration of the Term or earlier termination of this Lease, Tenant shall cooperate with Landlord in executing a memorandum, in recordable form, acknowledging Tenant's release of its leasehold interest in the Premises.

28.  Notices.   Any notice, demand, request, approval, consent or other
     -------
instrument which is, or is required to be, given under this Lease shall be in writing and shall be deemed to have been given two (2) days after when mailed by United States registered or certified mail return receipt requested, postage prepaid, or when received, if sent by overnight courier or delivery service, addressed to Landlord or Tenant at the respective addresses set forth in the Basic Lease Provisions or such other address or addresses as either party may designate by notice to the other in accordance with this Section 28.
                                                         ----------

29.  Attorneys' Fees.   In the event either party shall institute any action or
     ----------------
proceeding against the other party relating to this Lease, the unsuccessful party in such action or proceeding shall reimburse the successful party for its disbursements incurred in connection therewith and for its reasonable attorneys' fees as fixed by the court. In addition to the foregoing award of attorneys' fees to the successful party, the successful party in any lawsuit on this Lease shall be entitled to its attorneys' fees incurred in any post-judgment proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Lease into any judgment on this Lease.

30.  Waiver.   No waiver of any breach of any of the terms, covenants,
     ------
agreements, restrictions or conditions of this Lease shall be construed as a waiver of any succeeding breach of any of the same or other covenants, agreements, restrictions, or conditions hereof.

31.  Lease Binding Upon Successors.   Subject to the provisions of Section 16
     -----------------------------                                 ----------
above, each of the terms, covenants and conditions of this Lease shall extend to and be binding upon and shall inure to the benefit of not only Landlord and Tenant, but each of their respective heirs, administrators, legal representatives, successors and assigns. Whenever in this Lease reference is made to either Landlord or Tenant, the reference shall be deemed to include, wherever applicable, the heirs, legal representatives and administrators, successors and assigns, the same as if such parties were named in every case.

32.  Topical Headings.   Captions of the sections or parts of this Lease are for
     ----------------
convenience only and shall not be considered or referred to in resolving questions of interpretation or construction.

33.  Language.   The words "Landlord" and "Tenant" when used herein shall be
     --------               --------       ------
applicable to one or more persons as the case may be, and the singular shall include the plural, and the neuter shall include the masculine and feminine, and if there be more than one, the obligations hereof shall be joint and several. The word "persons" wherever used shall include individuals, firms, associations
          -------
and corporations. The language in all parts of this Lease shall in all cases be construed as a whole and in accordance with its fair meaning and shall not be construed strictly for or against Landlord or Tenant.

34.  Invalidity.   If any provision of this Lease shall prove to be invalid,
     ----------
void or illegal, it shall in no way affect, impair or invalidate any other provision hereof.

35.  Time of the Essence.   Time is expressly declared to be "of the essence" in
     -------------------
this Lease and in each and every provision hereof wherein time for performance is a factor.

36.  Governing Law.   This Lease shall be governed by, and construed in
     -------------
accordance with, the laws of the State of California.

37.  Approvals.   Except to the extent specifically otherwise provided in this
     ---------
Lease, whenever the approval or consent of either of the parties hereto is required under this Lease, such approval or consent shall not be unreasonably withheld, conditioned or delayed.

38.  Counterparts.   This Lease may be executed in any number of counterparts,
     ------------
each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

39.  Reference.   At the election of either Landlord or Tenant, any dispute with
     ---------
respect to the subject matter of this Lease (except an unlawful detainer action by Landlord) shall be resolved by reference pursuant to the provisions of California Code of Civil Procedure Section 638 et seq., for a determination to
                                               -- ---
be made which shall be binding upon the parties as if tried before a court or jury. The parties agree specifically as to the following:

          (a) Within five (5) business days after service of a demand by a party hereto, the parties shall agree upon a single referee who shall then try all issues, whether of fact or law, and then report a finding or judgment thereon. If the parties are unable to agree upon a referee either party may seek to have one appointed, pursuant to California Code of Civil Procedure Section 640, by the presiding judge of the Los Angeles County Superior Court.

          (b) The compensation of the referee shall be such charge as is customarily charged by the referee for like services. The cost of such proceedings shall initially be borne equally by the parties. However, the prevailing party in such proceedings shall be entitled, in addition to all other costs, to recover its contribution for the cost of the reference as an item of damages and/or recoverable costs.

          (c) If a reporter is requested by either party, then a reporter shall be present at all proceedings, and the fees of such reporter shall be borne by the party requesting such reporter. Such fees shall be an item of recoverable costs. Only a party shall be authorized to request a reporter.

          (d) The referee shall apply all California Rules of Procedure and Evidence and shall apply the substantive law of California in deciding the issues to be heard. Notice of any motions before the referee shall be given, and all matters shall be set at the convenience of the referee.

          (e) The referee's decision under California Code of Civil Procedure
Section 644, shall stand as the judgment of the court, subject to appellate review as provided by the laws of the State of California.

          (f) The parties agree that they shall in good faith endeavor to cause any such dispute to be decided within four (4) months. The date of hearing for any proceeding shall be determined by agreement of the parties and the referee, or if the parties cannot agree, then by the referee.

          (g) The referee shall have the power to award damages and all other relief.

40.  Entire Agreement.   This Lease contains the entire agreement of the parties
     ----------------
hereto with respect to the matters covered thereby, and no other agreement, statement or promise made by any party hereto, or to any employee, officer or agent of any party hereto, which is not contained herein, shall be binding or valid. All prior or contemporaneous agreements or writings between or among the parties are specifically merged into this Lease. This Lease may not be amended, modified or supplemented except by written instrument executed by Landlord and Tenant.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year written next to their respective signatures.

LANDLORD:                               TENANT:

NORTH SAN FERNANDO VALLEY PROPERTIES,   SPORT CHALET, INC.,
INC., a California corporation          a Delaware corporation

By:  /S/ Norbert Olberz                 By: /S/ Dennis Trausch
   -------------------------               ---------------------------

Print Name: Norbert Olberz              Print Name:  Dennis Trausch
           -----------------                       -------------------

Its:  President                         Its: Executive Vice President
    ------------------------                 -------------------------

                                   EXHIBIT A
                                   ---------

                                   SITE PLAN


                              Exhibit A - Page 1

                                   EXHIBIT B
                                   ---------



RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

Sport Chalet, Inc.
920 Foothill Boulevard
La Canada, California 91011
Attn:  Mr. Dennis Trausch

--------------------------------------------------------------------------------
                                   Space above this line for Recorder's use only

                              MEMORANDUM OF LEASE
                              -------------------

     This Memorandum of Lease (this "Memorandum") is dated as of May 7, 1999, by
                                     ----------
and between NORTH SAN FERNANDO VALLEY PROPERTIES, INC., a California corporation ("Landlord"), and SPORT CHALET, INC., a Delaware corporation ("Tenant"), with
  --------                                                     ------
reference to the following facts:

     Concurrently herewith, Landlord and Tenant have entered into that certain Lease (the "Lease") for that certain premises (the "Premises") consisting of a
            -----                                   --------
building to be constructed by Landlord within the area shown as cross-hatched on the site plan attached hereto as Schedule 1 and incorporated herein by this
                                 ----------
reference, which building shall contain approximately forty-three thousand (43,000) square feet of "Floor Area" (as defined in the Lease). The Premises is
                         ----------
located upon a parcel of real property ("Landlord's Parcel") in the City of Los
                                         -----------------
Angeles, County of Los Angeles, and State of California as legally described on
Schedule 2 attached hereto and made a part hereof.  The Landlord's Parcel is a
----------
portion of a larger commercial project commonly known as "Porter Ranch Town Center" (the "Shopping Center").
              ---------------

     NOW, THEREFORE, for and in consideration of the foregoing, Landlord and Tenant hereby agree as follows:

     1.  Agreement to Lease.  Landlord hereby leases to Tenant, and Tenant
         ------------------
hereby leases from Landlord, the Premises together with the right to the use of the "Common Areas" (as defined in the Lease) pursuant to the Lease, at the
     ------------
rental and upon all of the terms and conditions set forth in the Lease, which Lease is incorporated herein by this reference. In the event of any inconsistency between the terms and conditions of this Memorandum and the terms and conditions of the Lease, the terms and conditions of the Lease shall govern and control.

     2.  Term.  Subject to the terms and conditions contained in the Lease, the
         ----
Premises is leased for an initial term which is to expire on the January 31 next following the expiration of 15 "Full Lease Years" (as defined in the Lease)
                                ----------------
following the "Commencement Date" (as defined in the Lease), together with
               -----------------
options to extend the term of the Lease for five (5) consecutive five (5) year periods.

     3.  Covenants Running with the Land.  The covenants of Landlord set forth
         -------------------------------
in the Lease shall run with the land of Landlord's Parcel in accordance with the provisions of applicable law, including, without limitation, Sections 1469 and 1470 of the California Code of Civil Procedure.

     IN WITNESS WHEREOF, each of the parties hereto has executed this instrument as of the date first above written.

LANDLORD:                               TENANT:

NORTH SAN FERNANDO VALLEY PROPERTIES,   SPORT CHALET, INC.,
INC., a California corporation          a Delaware corporation

By:________________________             By:_________________________

Print Name:________________             Print Name:_________________

Its:_______________________             Its:________________________

                              Exhibit B - Page 1

STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF __________)

     On ________________, 199__, before me, the undersigned, a Notary Public in and for said County and State, personally appeared ___________________________,

 personally known to me;

 proved to me on the basis of satisfactory evidence,

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the within instrument.

     WITNESS my hand and official seal.



     _________________________________
     Notary Public

STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF __________)

     On ________________, 199__, before me, the undersigned, a Notary Public in and for said County and State, personally appeared ___________________________,

 personally known to me;

 proved to me on the basis of satisfactory evidence,

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the within instrument.

     WITNESS my hand and official seal.



     _________________________________
     Notary Public

                       SCHEDULE 1 TO MEMORANDUM OF LEASE
                       ---------------------------------

                      DEPICTION OF PREMISES ON SITE PLAN

                       SCHEDULE 2 TO MEMORANDUM OF LEASE
                       ---------------------------------

                               LEGAL DESCRIPTION

                                   EXHIBIT C
                                   ---------

                           CONSTRUCTION OF PREMISES

1.   Landlord's Work.
     ---------------

     (a) Landlord shall cause the Premises to be improved upon the Substantial Completion Date in accordance with certain specifications therefor which, if not approved by the parties prior to the execution of this Lease, shall be mutually, reasonably approved by Landlord and Tenant promptly following the execution of this Lease (collectively, "Landlord's Work").
                           ---------------

     (b) Landlord's Work shall be performed in accordance with detailed plans and specifications therefor, prepared by a qualified and experienced design professional reasonably approved by Tenant, at Landlord's sole cost and expense, which shall have been previously approved in writing by Tenant in accordance with the following. If the "Final Working Drawings" (as hereinafter defined)
                             ----------------------
have not been approved prior to the execution of this Lease, then the following provisions regarding preparation and approval of Preliminary Drawings and Final Working Drawings shall apply: Promptly following the execution of this Lease, Landlord shall submit to Tenant for Tenant's approval, three (3) complete sets of the "Preliminary Drawings" showing the schematic design of Landlord's Work.
        --------------------
Tenant shall return to Landlord the Preliminary Drawings, marked "approved" or "disapproved", within fifteen (15) days of receipt. If no response from Tenant is received within such fifteen (15) day period, such Preliminary Drawings shall be deemed disapproved. If such Preliminary Drawings are so disapproved or deemed disapproved, the parties shall promptly meet to resolve any objections of Tenant and Landlord shall thereafter promptly submit revised Preliminary Drawings to Tenant for reevaluation in accordance herewith. Upon return by Tenant of approved Preliminary Drawings, Landlord shall prepare for submittal to Tenant for Tenant's approval three (3) complete sets of the Final Working Drawings (the "Final Working Drawings") which shall include architectural,
               ----------------------
structural, mechanical, electrical, and plumbing drawings for Landlord's Work. The Final Working Drawings shall be prepared strictly in accordance with the Preliminary Drawings approved by Tenant. Tenant will return to Landlord the Final Working Drawings, marked either "approved" or "disapproved", within fifteen (15) days of receipt. If no response from Tenant is received within such fifteen (15) day period, such Final Working Drawings shall be deemed disapproved. If such Final Working Drawings are so disapproved or deemed disapproved, the parties shall promptly meet to resolve any objections of Tenant and Landlord shall thereafter promptly submit revised Final Working Drawings to Tenant for reevaluation in accordance herewith. Tenant shall have the right to reasonably approve the general contractor and the subcontractors for performance of all major trades for the performance of Landlord's Work. All contractors and subcontractors for the performance of Landlord's Work shall be duly qualified, licensed and experienced in the construction of comparable improvements.

     (c) For all purposes of this Exhibit C and the Lease of which this Exhibit
                                  ---------                             -------
C is a part, the "Substantial Completion Date" shall be deemed to occur upon the
-                 ---------------------------
latest to occur of (i) receipt by Tenant of factually correct certification from Landlord's architect for the performance of Landlord's Work of the completion of all of Landlord's Work in accordance with the provisions of this Exhibit C,
                                                                 ---------
other than such customary "punch-list" items which do not adversely affect Tenant's performance of Tenant's Work or Tenant's use or occupancy of, or operation of business from, the Premises and/or such items, if any, as cannot be completed prior to the completion of Tenant's Work, (ii) the completion of such portions of the Common Areas and off-site improvements benefitting the Project as are necessary for Tenant's unimpaired use and operation of business from the Premises, and (iii) the receipt by Tenant of all "Tenant's Permits" (as
                                                  ----------------
hereinafter defined).  As used herein, "Tenant's Permits" shall mean (1) all
                                        ----------------
zoning approvals and other governmental permits and approvals, if any, required as a condition to Tenant's operation of its business from the Premises (except for such permits or approvals which require the completion of Tenant's Work prior to issuance) (collectively, "Tenant's Use Permits"), and (2) building
                                   --------------------
permits for the performance of Tenant's Work ("Tenant's Building Permits").
                                               -------------------------
Tenant shall use commercially reasonable efforts to obtain Tenant's Use Permits as soon as reasonably possible following the execution of this Lease subject to the provisions of this Exhibit C. Landlord shall deliver to Tenant not less
                       ---------
than sixty (60) days' prior written notice of Landlord's good faith estimate of the occurrence of the Substantial Completion Date and thereafter provide Tenant with progress reports and other information reasonably necessary to inform Tenant of the Substantial Completion Date. All such "punch-list"

                              Exhibit C - Page 1
items and such other unperformed items of Landlord's Work not completed upon the Substantial Completion Date shall be completed by Landlord as soon as possible following such Substantial Completion Date but in no event later than thirty
(30) days thereafter. In addition, at any time following the Substantial Completion Date, Tenant shall have the right to notify Landlord of incomplete or defective items of Landlord's Work and Landlord shall promptly complete or repair, as the case may be, such items of work.

2.   Tenant's Work.  Tenant shall, at Tenant's sole cost and expense, perform
     -------------
all work in the Premises (other than Landlord's Work) and install such furniture, trade fixtures and equipment as Tenant deems necessary for the operation of Tenant's business from the Premises (collectively, "Tenant's
                                                                 --------
Work"). To the extent Tenant's Work constitutes alterations which would require
----
the consent of Landlord pursuant to the Lease, such Tenant's Work shall be performed in accordance with plans and specifications therefor which shall be subject to Landlord's prior written approval (which approval shall not be unreasonably withheld or delayed). All Tenant's Work shall be performed in a good and workmanlike manner and in accordance with all applicable Laws. Tenant shall use commercially reasonable efforts to obtain Tenant's Building Permits for the performance of Tenant's Work to the extent required for such work as soon as possible following approval of the plans and specifications therefor, and, following receipt thereof, shall deliver copies of such permits to Landlord upon request. Tenant shall commence the performance of Tenant's Work promptly following the Substantial Completion Date, and thereafter diligently prosecute the same to completion.

                              Exhibit C - Page 1